Exhibit 10.63


                    FIRST AMENDMENT TO CONTRACT OF SALE
                              (SALE-LEASEBACK)

      THIS FIRST AMENDMENT TO CONTRACT OF SALE ("Amendment") made as of June 8, 1999 between LEVITZ FURNITURE CORPORATION, a Florida corporation, and the various subsidiaries set forth on Exhibit "A" (hereinafter, collectively "Seller") and the various entities set forth on Exhibit "B" (hereinafter, collectively "Purchaser").


                             W I T N E S S E T H:

      WHEREAS:

      A. Seller and Klaff Realty, L.P., a Delaware limited partnership ("Klaff"), Lubert-Adler Capital Real Estate Fund II, L.P. ("LA1"), a Delaware limited partnership, Lubert-Adler Real Estate Fund II, L.P. ("LA2"), a Delaware limited partnership and Lubert-Adler Real Estate Parallel Fund II, L.P. ("LA3"), a Delaware limited partnership (Klaff, LA1, LA2 and LA3 are hereinafter, collectively the "Klaff/Adler") entered into that certain Contract of Sale dated as of April 20, 1999, as amended by that certain side letter dated as of May 28, 1999 between Seller and Klaff/Adler (the "Original Agreement") pursuant to which Seller agreed to sell to, and leaseback from, Klaff/Adler, and Klaff/Adler agreed to purchase from, and leaseback to, Seller certain real property more particularly described in the Original Agreement.

      B. On or about June 1, 1999, Klaff/Adler assigned all of its right, title and interest in, to and under the Original Agreement to KS
Opportunities III, L.L.C., a Delaware limited liability company
("KS Opportunities").

      C. On or about June 1, 1999, KS Opportunities assigned all of its right, title and interest in, to and under the Original Agreement to Levitz SL Klaff Equity, L.L.C., a Delaware limited liability company
("Klaff Equity").

      D. On or about June 1, 1999, Klaff Equity assigned all of its right, title and interest in, to and under the Original Agreement to Levitz SL, L.L.C., a Delaware limited liability company ("Levitz SL").

      E. On or about June 1, 1999, Levitz SL assigned all of its right, title and interest in, to and under the Original Agreement to Purchaser.

      F. Seller and Purchaser wish to amend the Original Agreement in accordance with the terms and conditions of this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. Definitions. Except as otherwise provided herein, each word used herein that begin with a capital letter and are not defined in this Amendment shall have the same meaning ascribed to such word in the Original Agreement.

      2. Postponement of Closing on the Langhorne Property.

            2.1 Due to certain adverse environmental conditions at the Real Property located at 1661 E. Lincoln Highway, Langhorne, PA 19047-3096 (the "Langhorne Property"), the parties have agreed to hold a Closing (the "Initial Closing") on all Properties other than the Langhorne Property, and postpone Closing solely with respect to the Langhorne Property until the date hereinafter set forth. The Purchase Price to be paid at the Initial Closing shall be reduced by the Liquidation Value allocated to the Langhorne Property in the Original Agreement, the Total Liquidation Value (as defined in the Unitary Lease) and Market Value (as defined in the Unitary Lease) shall be reduced by Eight Hundred Twenty-Two Thousand Dollars ($822,000.00) and One Million Four Hundred Sixty-One Thousand Nine Hundred Forty-Six Dollars ($1,461,946.00), respectively, and the annual Basic Rent (as defined in the Unitary Lease) shall be reduced by an amount equal to Eighty-Eight Thousand Three Hundred Sixty-Five Dollars ($88,365.00).

            2.2 Seller has investigated and will continue to perform additional testing at the Langhorne Property in order to continue to investigate the nature, source and extent of the hazardous and other substances detected at the Langhorne Property, including, without limitation, trichloroethene ("TCE"), methyl tertiary butyl ether ("MTBE") and total petroleum hydrocarbons ("TPH"), and shall prepare and submit to Purchaser (for Purchaser's review and approval, such approval not to be unreasonably withheld) a complete remediation plan (including a detailed budget) in order to remediate the TCE, MTBE and TPH to levels acceptable to the Commonwealth of Pennsylvania ("Seller's Remediation Plan") on or before July 8, 1999. Seller shall immediately perform any and all other tests reasonably requested by Purchaser to determine the nature, source and extent of the contamination at the Langhorne Property. Seller's Remediation Plan shall be a commercially reasonable remediation plan that is based upon the aforesaid test results, then prevailing site conditions, then prevailing applicable laws and is designed to achieve, not later than June 8, 2002, Act 2 Protection (as hereinafter defined) for all hazardous and other regulated substances which are detected above Statewide Health Standards, as defined pursuant to the Land Recycling and Environmental Remediation Standards Act, 35 P.S. 6026.101 et seq. ("Act 2"). Purchaser shall endeavor to provide Seller with written notice of approval or disapproval of Seller's Remediation Plan within five (5) business days after Seller submits same to Purchaser. If Purchaser disapproves of Seller's Remediation Plan, then Purchaser shall indicate in its notice of disapproval the reasons why the Seller's Remediation Plan is unacceptable to Purchaser. If Purchaser fails to give notice of approval or disapproval within five (5) business days after Seller's Remediation Plan is submitted to Purchaser, then Seller may give Purchaser a reminder notice, which reminder notice shall specifically state that Purchaser's failure to approve or disapprove of Seller's Remediation Plan within three (3) business days thereafter shall result in the deemed approval of Seller's Remediation Plan. Seller shall revise Seller's Remediation Plan promptly after Seller's receipt of Purchaser's notice of disapproval. If Seller has failed to secure Purchaser's approval of Seller's Remediation Plan by July 30, 1999, then Seller shall immediately commence implementation of a remediation plan reasonably prepared by Purchaser which shall have been delivered to Seller on or before July 25, 1999 ("Purchaser's Remediation Plan"). Once Purchaser approves or is deemed to have approved Seller's Remediation Plan, or in the alternative, once Purchaser provides Seller with Purchaser's Remediation Plan (in either case, the plan to be implemented will be hereinafter referenced as the "Plan of Remediation"), Seller shall immediately commence implementation of the Plan of Remediation and diligently prosecute same to completion; provided, however, if the Plan of Remediation is Purchaser's Remediation Plan, then Purchaser may elect to implement the Plan of Remediation, such election to be made, if at all, when Purchaser submits Purchaser's Remediation Plan to Seller. If Purchaser has not elected to implement the Plan of Remediation, then the Plan of Remediation shall be fully implemented and completed by Seller by June 8, 2002 (not including any ongoing monitoring that may be required). The Plan of Remediation must achieve statutory protection from liability for the owner of the Langhorne Property, and for any of the owner's successors or assigns, under Act 2, with no conditions or land use restrictions that would limit use of the Langhorne Property for any industrial, commercial or other business use or purpose whatsoever, or any other conditions, controls or provisions that would adversely impact the value of the Langhorne Property or Purchaser's interest therein (the "Act 2 Protection"). Notwithstanding anything to the contrary in this Section 2.2, if the Plan of Remediation consists of passive remediation (as hereinafter defined), Seller shall immediately begin active remediation (as hereinafter defined), even if Seller already has begun passive remediation, if any of the following occurs: (a) any TCE is found in any test result of the groundwater at levels in excess of 76 parts per billion; (b) any MTBE or any other regulated substance is found in any test result at a level above Pennsylvania Statewide Health Standards then existing or later in use for that substance; (c) there is any change in Pennsylvania cleanup standards which makes such standards more stringent and results in a state regulated need to remediate; or (d) Purchaser reasonably believes that passive remediation may not be sufficient to attain Act 2 Protection for TCE, MTBE or any other regulated substance for which such remediation has been proposed and/or implemented. Any and all investigation and remediation costs relating to the Plan of Remediation shall be borne by Seller; provided, however, if the Plan of Remediation is Purchaser's Remediation Plan and the primary difference between the Purchaser's Remediation Plan and the Seller's Remediation Plan is the expected end date for attaining Act 2 Protection, then Seller's liability for implementing the Plan of Remediation (whether implemented by Seller or Purchaser) shall be limited to Four Hundred Thousand Dollars ($400,000.00). If the Plan of Remediation has not been fully implemented and completed, including the achievement of Act 2 Protection, prior to the date of confirmation of the Plan of Reorganization in the Bankruptcy Cases, then the Plan of Reorganization shall expressly provide that Purchaser shall have an allowed super-priority administrative expense claim, which shall have priority over any and all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code, equal to seventy-five percent (75%) of the budget for completing the Plan of Remediation, and such amount shall be funded on the effective date of any such confirmed Plan of Reorganization and placed in the Environmental Remediation Account to pay for the cost of completing the Plan of Remediation. Notwithstanding the foregoing, Seller shall use its best efforts to have such super-priority administrative expense claim approved by the Bankruptcy Court in an amount equal to one hundred percent (100%) of the budget for completing the Plan of Remediation. Alternatively, Seller may post a letter of credit in the aforesaid amount, issued by a bank and otherwise in form and substance, acceptable to Purchaser. As used herein: (a) "active remediation" means any method of remediation which involves treatment or changing the concentration or nature of regulated substances by the addition of chemicals or other substances or by causing or inducing motion of materials; and (b) "passive remediation" means any method of remediation other than "active remediation," and includes, without limitation, natural attenuation, monitoring, engineering controls, institutional controls, risk assessment, investigation, study and modeling.

            2.3 Closing on the Langhorne Property shall be held on the earlier to occur of: (a) the first (1st) business day that is at least ninety (90) days after the Initial Closing; or (b) five (5) business days after the execution of a "Buyer/Seller Agreement" with the Pennsylvania Department of Environmental Protection ("DEP") pursuant to which Seller performs the remediation and Purchaser receives from DEP a covenant not to sue for identified environmental conditions at the Langhorne Property. Purchaser and Seller shall diligently work and cooperate to attempt to enter into the aforesaid Buyer/Seller Agreement. Notwithstanding the forgoing, Purchaser reserves the right to unilaterally accelerate the Closing on the Langhorne Property upon the giving of five (5) business days' prior written notice to Seller. All provisions of the Original Agreement relating to the Initial Closing shall be equally applicable with respect to the Closing on the Langhorne Property except that the Purchase Price shall be the Liquidation Value allocated to the Langhorne Property in the Original Agreement.

            2.4 Simultaneously with the Closing on the Langhorne Property, subject to Section 2.5 below, the Unitary Lease shall be amended as follows:

                  (a) The purchaser of the Langhorne Property shall join in the Unitary Lease as a landlord, the Langhorne Property shall become part of the Demised Premises (as defined in the Unitary Lease) and Exhibit "C" hereto shall be added to Exhibit "A" of the Unitary Lease.

                  (b) The Total Liquidation Value (as defined in the Unitary Lease) and Market Value (as defined in the Unitary Lease) shall be increased by Eight Hundred Twenty-Two Thousand Dollars ($822,000.00) and One Million Four Hundred Sixty-One Thousand Nine Hundred Forty-Six Dollars ($1,461,946.00), respectively.

                  (c) The annual Basic Rent (as defined in the Unitary Lease) shall be increased by an amount equal to Eighty-Eight Thousand Three Hundred Sixty-Five Dollars ($88,365.00). Commencing on the first day of the sixth year of the term of the Unitary Lease, and on every fifth anniversary of such date thereafter during the initial term of the Unitary Lease or any extension thereof, annual Basic Rent paid pursuant to the prior sentence shall increase by five percent (5%) of the annual Basic Rent paid pursuant to the prior sentence during the immediately preceding twelve (12) month period.

                  (d) The Langhorne Property shall be designated as a Group 3 Redevelopment Property;

                  (e) Subject to Section 2.4(f) below, provided no Event of Default (as defined in the Unitary Lease) then exists, the Unitary Lease shall terminate solely as to the +/-86,000 square foot warehouse portion of the Levitz Building (as defined in the Unitary Lease) located at the Langhorne Property (the "Langhorne Warehouse") on the earlier of the following dates: (1) the date Tenant surrenders and vacates the Langhorne Warehouse; or (2) June 8, 2001 if Landlord (as defined in the Unitary Lease): (i) notifies Tenant (as defined in the Unitary Lease) to vacate the Langhorne Warehouse, such notice to be given on or before June 8, 2000; and
(ii) agrees to pay Tenant Five Hundred Thousand Dollars ($500,000.00) (the "Langhorne Early Termination Fee"); or (3) June 8, 2002; and the Unitary Lease shall remain in full force and effect as to the remaining portions of the Demised Premises. The Langhorne Early Termination Fee shall be paid to Tenant as follows: (A) Fifty Thousand Dollars ($50,000.00) when the notice described in clause (ii) above is given; (B) Two Hundred Thousand Dollars ($200,000.00) within five (5) business days after Tenant surrenders and vacates the Langhorne Warehouse; and (C) Two Hundred Fifty Thousand Dollars ($250,000.00) when Act 2 Protection has been achieved.

                  (f) If: (1) Landlord does not give the notice described in Section 2.4(e)(2)(i) above; and (2) the Plan of Remediation is not being implemented by Purchaser; and (3) Act 2 Protection has not been achieved by June 8, 2002; then commencing on June 8, 2002 the annual Basic Rent under the Unitary Lease with respect to the Langhorne Property shall increase from Eighty-Eight Thousand Three Hundred Sixty-Five Dollars ($88,365.00) to One Hundred Fifty-Seven Thousand One Hundred Fifty-Nine and 20/100 Dollars ($157,159.20). Commencing on the first day of the sixth year of the term of the Unitary Lease, and on every fifth anniversary of such date thereafter during the initial term of the Unitary Lease or any extension thereof, annual Basic Rent paid pursuant to the prior sentence shall increase by five percent (5%) of the annual Basic Rent paid pursuant to the prior sentence during the immediately preceding twelve (12) month period.

                  (g) If: (1) Landlord gives the notice described in
Section 2.4(e)(2)(i) above; and (2) Act 2 Protection has not been achieved by June 8, 2002; then Landlord shall have no obligation to pay Tenant the Langhorne Early Termination Fee, and Tenant shall immediately repay to Landlord the entire portion of the Langhorne Early Termination Fee received to date.

                  (h) Except as set forth in Section 2.4(e) above, Tenant shall have no right to terminate the Unitary Lease with respect to the Langhorne Property unless Tenant achieves Act 2 Protection on or before the expiration of the Optional Termination Period (as defined in the Unitary Lease).

            2.5 If CDC Mortgage Capital Inc., its successor and/or assign ("Lender") declines to finance the acquisition of the Langhorne Property, then the Langhorne Property shall be leased to Seller pursuant to a separate, stand alone lease (the "Langhorne Lease") upon the same terms and conditions as the Unitary Lease (except such provisions as by their terms are not applicable to the Langhorne Property). Seller's obligations under the Langhorne Lease shall be cross-defaulted with the obligations of the Seller under the Unitary Lease, but the obligations of the respective landlords under the Langhorne Lease and the Unitary Lease shall not be cross-defaulted.

            2.6 The provisions of this Section 2 shall survive the Initial Closing, the Langhorne Closing and any termination or expiration of the Unitary Lease or Langhorne
Lease.

      3. Miscellaneous Post-Closing Environmental Matters. Seller shall use its best efforts to perform the work described in Exhibit "D" attached hereto, including the delivery of final copies of all environmental reports that have been delivered by facsimile. Any work related to radon or wetland issues shall be performed at Purchaser's expense. The provisions of this
Section 3 shall survive the Initial Closing, the Langhorne Closing and any termination or expiration of the Unitary Lease or Langhorne Lease.

      4. Limitation on Seller's Debt. Section 30 of the Original Contract is hereby deleted and replaced with the following:

            Seller hereby covenants that during the two (2) year period (the "Restriction Period) following the date (the "Reorganization Date") the Bankruptcy Court's order approving the Plan of Reorganization becomes a Final Order, none of the entities comprising Seller (including, its parent, Levitz Furniture Incorporated) (each a "Levitz Entity" and collectively the "Levitz Entities"), shall incur, through the Plan of Reorganization or otherwise, unsecured funded debt ("Unsecured Debt") in excess of Fifty Million Dollars ($50,000,000.00) (the "Unsecured Debt Limit"); provided, however, in the event of a merger or consolidation between any one or more of the Levitz Entities and another company (the "Other Company") which does not result in a reduction in the pro forma audited tangible net worth of the company that survives the merger or consolidation (the "Surviving Company") (which pro forma audited tangible net worth shall be computed according to generally accepted accounting principles consistently applied) relative to the Levitz Entities' audited tangible net worth immediately prior to the merger or consolidation (which audited tangible net worth shall be computed according to generally accepted accounting principles consistently applied), the Unsecured Debt Limit of the Surviving Company shall be increased, but only to the extent that the ratio between the Surviving Company's EBITDA and interest expense (which interest expense shall include any new interest expense that, according to generally accepted accounting principles consistently applied, must be reflected on the Surviving Company's financial statements), both of which shall be calculated on a pro-forma basis for the effects of the merger or consolidation (including any interest on any incremental debt that is acquired or proposed), for the twelve
            (12) month period immediately preceding the merger or consolidation would exceed 2:1. Seller further covenants that neither the Plan of Reorganization nor any loan documents evidencing the Unsecured Debt shall: (i) obligate any Levitz Entity or the Surviving Company to repay any principal with respect to the Unsecured Debt during the three (3) year period following the Reorganization Date; or (ii) obligate any Levitz Entity or the Surviving Company to pay interest at a rate in excess of thirteen percent (13%) per annum; or (iii) obligate any Levitz Entity or the Surviving Company to pay any interest during the first six (6) months of the Restriction Period. Seller further covenants that neither the Surviving Company nor any Levitz Entity shall pay any dividends on any of its capital stock during the Restriction Period, other than any existing dividend obligations of the Other Company that are retained by the Surviving Company. For purposes of this Section 30, Unsecured Debt shall not include the Levitz Entities' secured working capital facility or Seller's obligations under capital leases (other than the Levitz Lease, if such lease is determined to be a capital lease). The provisions of this
            Section 30 shall survive the Initial Closing, the Langhorne Closing and any termination or expiration of the Unitary Lease or Langhorne Lease.

      5. No Other Amendments. In all other respects, the Original Agreement is hereby ratified, remains in full force and effect and is unamended.

      6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.


                   [THIS SPACE INTENTIONALLY LEFT BLANK]



      IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.


                                 PURCHASER:

                                    LEVITZ SL HARTFORD, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL PARAMUS, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL ST. PAUL, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL OXNARD, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL MODESTO, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL PORTLAND - JOHNSON, L.L.C., a
                                     Delaware limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL PORTLAND - SCHOLLS, L.L.C., a
                                     Delaware limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL SEATTLE, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL SACRAMENTO, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL ROOSEVELT FIELD, L.L.C., a
                                     Delaware limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL WOODBRIDGE, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL MESA, L.L.C., a Delaware limited
                                     liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL MINNEAPOLIS, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL CHERRY HILL, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL FARMINGDALE, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL WILLOWBROOK, L.L.C., a Delaware
                                     limited liability company


                                    By:  /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL LANGHORNE, L.P., a Delaware
                                     limited liability company

                                    By:   LEVITZ SL-GP, L.L.C., a Delaware
                                          limited liability company, its
                                          general partner


                                          By: /s/ Alan R. Saposnik
                                             _____________________________
                                          Name:  Alan R. Saposnik
                                          Title: Vice President


                                    LEVITZ SL NORTHRIDGE, L.L.C., a Delaware
                                     limited liability company


                                    By: /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL REDONDO BEACH, L.L.C., a
                                    Delaware limited liability company


                                    By: /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL SAN FRANCISCO, L.L.C., a
                                     Delaware limited liability company


                                    By: /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL SAN LEANDRO, L.L.C., a Delaware
                                     limited liability company


                                    By: /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL FRESNO, L.L.C., a Delaware
                                     limited liability company


                                    By: /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


                                    LEVITZ SL LA PUENTE, L.L.C., a Delaware
                                     limited liability company


                                    By: /s/ Alan R. Saposnik
                                       ___________________________________
                                    Name:  Alan R. Saposnik
                                    Title: Vice President


ATTEST:                             SELLER:

                                    LEVITZ FURNITURE CORPORATION, a Florida
                                     corporation


                                    By: /s/ Edward P. Zimmer
                                       ___________________________________
Name:                               Name:  Edward P. Zimmer
Title:                              Title: Vice President

[corporate seal]

                                    LEVITZ FURNITURE REALTY
                                    CORPORATION, a Florida corporation


                                    By: /s/ Edward P. Zimmer
                                       ___________________________________
Name:                               Name:  Edward P. Zimmer
Title:                              Title: President

[corporate seal]

                                    LEVITZ FURNITURE COMPANY OF THE
                                    MIDWEST, INC., a Colorado corporation


                                    By: /s/ Edward P. Zimmer
                                       ___________________________________
Name:                               Name:  Edward P. Zimmer
Title:                              Title: Vice President

[corporate seal]

                                    LEVITZ FURNITURE COMPANY OF THE
                                    MIDWEST REALTY, INC., a Colorado
                                     corporation


                                    By: /s/ Edward P. Zimmer
                                       ___________________________________
Name:                               Name:  Edward P. Zimmer
Title:                              Title: President

[corporate seal]

                                    LEVITZ FURNITURE COMPANY OF THE
                                    PACIFIC, INC., a California corporation


                                    By: /s/ Edward P. Zimmer
                                       ___________________________________
Name:                               Name:  Edward P. Zimmer
Title:                              Title: Vice President

[corporate seal]

                                    LEVITZ FURNITURE COMPANY OF
                                    WASHINGTON, INC., a Washington corporation


                                    By: /s/ Edward P. Zimmer
                                       ___________________________________
Name:                               Name:  Edward P. Zimmer
Title:                              Title: Vice President

[corporate seal]

                                    LEVITZ FURNITURE COMPANY OF
                                    WASHINGTON REALTY, INC., a Washington
                                     corporation


                                    By: /s/ Edward P. Zimmer
                                       ___________________________________
Name:                               Name:  Edward P. Zimmer
Title:                              Title: President

[corporate seal]




                                Exhibit "A"

                        List of Levitz' Subsidiaries


Levitz Furniture Realty Corporation, a Florida corporation
Levitz Furniture Company of the Midwest, Inc., a Colorado corporation
Levitz Furniture Company of the Midwest Realty, Inc., a Colorado corporation Levitz Furniture Company of the Pacific, Inc., a California corporation Levitz Furniture Company of Washington, Inc., a Washington corporation
Levitz Furniture Company of Washington Realty, Inc., a Washington corporation


                                Exhibit "B"

List of Entities Comprising Purchaser and the Property to be Acquired by Each

Name                                   Property

Levitz SL Hartford, L.L.C.             Hartford, 55 Graham Place, Southington,
                                         CT 06489-1594
Levitz SL Paramus, L.L.C.              Paramus, 545 Route 17 South, Paramus, NJ
                                         07652-3093
Levitz SL St. Paul, L.L.C.             St. Paul, 3201 Country Dr., St Paul, MN
                                         55117-1096
Levitz SL Oxnard, L.L.C.               Oxnard, 2420 N. Oxnard Blvd., Oxnard, CA
                                         93030-2090
Levitz SL Modesto, L.L.C.              Modesto, 1604 Sisk Rd., Modesto, CA
                                         95350-2501
Levitz SL Portland - Scholls, L.L.C.   Portland 2, 9770 S. W. Scholls Ferry
                                         Rd., Tigard, OR 97223-4303
Levitz SL Portland - Johnson, L.L.C.   Portland, 13631 S. E. Johnson Rd.,
                                         Milwaukie, OR 97222-1295
Levitz SL Seattle, L.L.C.              Seattle 2, 20111 46 Ave. West, Lynnwood,
                                         WA 98036-6694
Levitz SL Sacramento, L.L.C.           Sacramento, 4741 Watt Ave., North
                                         Highlands, CA 95660-5515
Levitz SL Roosevelt Field, L.L.C.      Roosevelt Field, 895 East Gate Blvd.,
                                         Garden City E, NY 11530-2199
Levitz SL Woodbridge, L.L.C.           Woodbridge, 429 Route 1 South, Iselin,
                                         NJ 08830-3009 06489-1594
Levitz SL Mesa, L.L.C.                 Mesa, 225 South Dobson Road, Mesa, AZ
                                         85202-2009
Levitz SL Minneapolis, L.L.C.          Minneapolis, 12301 Dupont Avenue South,
                                         Burnsville, MN 55337-1689
Levitz SL Cherry Hill, L.L.C.          Cherry Hill, 1001 Church Road, Cherry
                                         Hill, NJ 08002-1299
Levitz SL Farmingdale, L.L.C.          Farmingdale, 90 Price Parkway,
                                         Farmingdale, NY 11735-1394
Levitz SL Langhorne, L.P.              Langhorne, 1661 E. Lincoln Highway,
                                         Langhorne, PA 19047-3096
Levitz SL Willowbrook, L.L.C.          Willowbrook, 531 Route 46, Fairfield,
                                         NJ 07004-1907
Levitz SL Northridge, L.L.C.           Northridge, 19350 Nordhoff Street,
                                         Northridge, CA 91324-2492
Levitz SL Redondo Beach, L.L.C.        Redondo Beach, 1601 Kingsdale Ave.,
                                         Redondo Beach, CA 90278-3928
Levitz SL San Francisco, L.L.C         San Francisco, 900 Dubuque Ave.,
                                         San Francisco, CA 94080-1890
Levitz SL San Leandro, L.L.C.          San Leandro, 3199 Alvarado St.,
                                         San Leandro, CA 94577-5790
Levitz SL Fresno, L.L.C.               Fresno, 4525 West Shaw Ave., Fresno,
                                         CA 93722-6208
Levitz SL La Puente, L.L.C.            La Puente, 17520 E. Castelton St.,
                                         City of Industry, CA 91744-1701



                                Exhibit "C"

                      Site Plan for Langhorne Property


                                Exhibit "D"

                Miscellaneous Post-Closing Environmental Work